Fourth Quarter 2021 Investor Presentation Exhibit 99.1

Forward-Looking Information This presentation may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.   Our forward‐looking statements are subject to the following principal risks and uncertainties: the effect of the COVID-19 pandemic, including the length of time that the pandemic continues, the potential imposition of future shelter in place orders or additional restrictions on travel in the future, the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligation, the remedial actions and stimulus measures adopted by federal, state, and local governments; the inability of employees to work due to illness, quarantine, or government mandates; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non‐financial institutions; our ability to obtain the necessary shareholder and regulatory approvals of any acquisitions we may propose; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in legislation, regulations, and policies; the impact of recently adopted accounting pronouncements; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. More information regarding some of these factors is provided in the Risk Factors section of our Form 10‐K for the year ended December 31, 2020 and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov. Our Supplemental Use of Non-GAAP Financial Measures This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are supplemental to, and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP. Cautionary Statements

→ We are a leading producer of multi-family loans in New York City. Within this market we focus almost exclusively on the non-luxury, rent regulated niche, where average rents are below market. → Our expertise in this particular lending niche arises from: A consistent presence in this market for over 50 years Long standing relationships with our borrowers, who come to us for our service and execution capabilities Decades long relationships with the top commercial mortgage brokers in the NYC market Significant expertise at the Board level in the NYC real estate market → In addition, we originate commercial real estate loans, and commercial loans, including asset-based lending through our specialty finance team. → We operate over 230 branches in five states with leading market share in many of the markets we operate in. → We are a conservative lender across all of our loan portfolios. → We are a low-cost provider, resulting in an efficient operation. → We complement our organic growth with accretive acquisitions. Overview: Who we are

Accelerates our transition towards building a dynamic commercial banking organization NYCB & FBC – Enhancing Shareholder Value By Leveraging Two Like-Minded Organizations with Distinctive Strategic Strengths Creates a top-tier regional bank with significant scale and broader diversification Combines two strong management teams and boards Drives strong financial results and enhances capital generation Maintains each bank’s unique low credit risk model Improves funding profile and interest rate risk positioning Market-leading rent-regulated multi-family lender, mortgage originator and servicer

Creates a Top-Tier Bank with National Scale and Strong Footholds in Northeast/Midwest and Exposure to High Growth Markets

Market	State	Deposits	Branches	State	Deposits	Branches
NYC Metro	NY	$22.1B	*130 Branches*	NJ	$2.6B	*41 Branches*
Upper Midwest	MI	$10.4B	*113 Branches*	OH	$2.5B	*29 Branches*
Upper Midwest	IN	$1.2B	*32 Branches*	WI	$0.1B	*3 Branches*
Other Markets	FL	$3.3B	*26 Branches*	AZ	$1.4B	*14 Branches*
Other Markets	CA	$0.7B	*9 Branches*	FBC HQ	$6.8B	*Custodial Deposits*



NYCB Branches (236)
FBC Branches (158)
FBC Retail Home Lending Offices (84)
WI
MI
NY
OH
IN
NJ
CA
AZ
FL

$87B+
Total Assets

$9.4B+
Market Capitalization

1.2%
2022E ROAA

16%
2022E ROATCE

Source: Company Filings, S&P Global Market Intelligence, FDIC
Note: FBC retail home lending offices (87 offices) not denoted on map; Branch map as of 30-Jun-20 FDIC data; Branch count as of 31-Mar-21.

5

Multiple Opportunities with Flagstar Financially Compelling Transaction 16% accretive to 2022 consensus EPS estimates, at announcement Immediately accretive to Tangible Book Value per share by 3.5%, at announcement Strong Capital Generation Excess capital generation of $500 million annually after payment of dividends Significant Deposit Growth Opportunities Organically through existing customer/MF base Increased opportunities through mortgage banking business (escrow deposits) Through Fin-tech partnerships and Banking as a Service Diversified Revenue Stream on a Pro-forma Basis Fee Income Opportunities Excluding mortgage-related gain-on-sale income, Flagstar fee income generation is significantly higher than NYCB’s

NYCB & FBC – Benefits of Scale The combined Company will rank at or near the top in a number of its key businesses With a bigger balance sheet and larger capital base, it will have the opportunity to leverage up in a number of these businesses and/or increase its market share These businesses include: Leading indirect/broker-driven rent-regulated multi-family lending in New York City Number 2 mortgage warehouse lending business in the country Top 6 mortgage banking business nationally* Top 6 mortgage servicing/sub-servicing business nationally Substantial cross-sell opportunity through leveraging Flagstar’s retail product set through the NYCB branch network Potential rollout of Flagstar’s Capital Market business to NYCB’s borrower base * Among all banks

We rank among the largest U.S. bank holding companies… Total Assets: $59.5 billion, 77% of which are loans and 10% are investment securities Total Deposits: $35.1 billion, up 8% annualized Total Loans: $45.7 billion, primarily multi-family and CRE Total Market Capitalization: $5.7 billion

… but without the risk other large banks have. Ratio NYCB At 12/31/2021 S&P U.S. BMI Banks Index (b) At 9/30/2021 Peers (b) At 9/30/2021 NCOs/Average Loans 0.01% 0.08% 0.07% Cumulative losses (a) 107 bp 2,403 bp 1,341 bp NPAs/Total Assets 0.07% 0.57% 0.52% NPLs/Total Loans 0.07% 0.93% 1.15% ALLL/NPLs 611.79% 222.64% 150.44% → Our asset quality metrics compare very favorably to both the S&P U.S. BMI Banks Index and our regional bank peers. Since our IPO in 1993 and excludes taxi medallion-related net charge-offs. Data for 4Q21 not currently available.

A Strong Capital Position Ratio NYCB At 12/31/2021 S&P U.S. BMI Banks Index (a) At 9/30/2021 Peers (a) At 9/30/2021 Total Risk-Based Capital 12.73% 15.45% 13.89% Tier 1 Risk-Based Capital 10.83 13.35 11.84 Common Equity Tier 1 9.68 12.64 11.14 Tier 1 Leverage 8.46 9.39 9.05 (a) Data for 4Q21 not currently available.

Total HFI Loans: $45.7 bn Loans at 12/31/21 Loans – 1% Annualized Loan Growth Majority of portfolio focused on low-risk multi-family loans on non-luxury, rent-regulated buildings Market leader in this asset class having developed strong expertise and industry relationships over the last five decades Consistent lending strategy that has not changed significantly since our IPO Average yield on loan portfolio: 3.46% Low risk credit culture and business strategy has resulted in superior asset quality through past cycles Since 1993 losses have aggregated 14 bp on MF and 11 bp on CRE * Highlights: * Of aggregate originations

Multi-Family Portfolio Statistics for the 3 Months Ended 12/31/21 76% of loans held-for-investment (64% of originations) 74.4% of loans are in Metro New York Weighted average LTV: 59.29%, overall Weighed average LTV on NYS rent-regulated: 55.62% Multi-Family Loan Portfolio (in millions) Originations: $9,214 $5,685 $5,378 $6,622 $5,982 $8,711 $8,256 Net Charge-Offs (Recoveries): $(4) $0 $0 $0 $1 $(1) $1 Leading Indirect Multi-Family, Rent-Regulated Lender in New York Metro Region Multi-family loans have been our primary lending focus for the past five decades

→ $19.2 billion or 55% of the MF portfolio is subject to NYS rent regulations; WALTV (1) on this portion of the MF portfolio is 55.62%, 367 basis points below the overall MF portfolio. Our Multi-Family Portfolio is Well Insulated Against Recent Changes in the Rent Regulation Laws → We lend on current, in-place cash flows and not on future or projected cash flows. → We have $13.1 billion of NYS multi-family loans with rent-regulated units greater than 50% of total units.

Commercial Real Estate Loan Portfolio (in millions) Originations: $1,842 $1,180 $1,039 $967 $1,226 $958 $893 Net Charge-Offs (Recoveries): $(1) $(1) $0 $3 $0 $2 $2 Commercial real estate is a logical extension of our multi-family niche. CRE Portfolio Statistics for the 3 Months Ended 12/31/21 15% of loans held-for-investment (5% of originations) 83.5% of loans in Metro New York

Our specialty finance business is another high-quality lending niche.

- ***The team has been working together for over 25 years, mostly at larger regional banks in the Northeast***
- ***Extensive experience in senior secured lending, transaction structuring, credit, capital markets, and risk mgmt.***
- ***Excellent track record on credit losses over the past 25 years of originations***
- ***As of 12/31/21 this segment has $3.7 billion of outstandings versus $5.6 billion in commitments, an increase of 15% and 16% from the previous fiscal year end, respectively***
- ***As of 12/31/21, within the $5.6 billion in Specialty Finance commitments, 69% or $3.9 billion are structured as floating rate obligations which will benefit in a rising rate environment.***

SPECIALTY FINANCE LOAN AND LEASE PORTFOLIO



(in millions)
CAGR (2015-2021) 22.5%
$895
$1,286
$1,584
$1,989
$2,746
$3,207
$3,705
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Originations:	$1,068	$1,266	$1,784	$1,917	$2,800	$2,694	$3,153
Net charge-Offs:	$0	$0	$0	$0	$0	$0	$0

LOAN TYPES

- 8% of loans held-for-investment
- 24% of originations
- Syndicated asset-based (ABLs) and dealer floor-plan (DFPLs) loans
- Equipment loan and lease financing (EF)

- Large corporate obligors; mostly publicly traded
- Investment grade or near-investment grade ratings
- Participants in stable, nationwide industries

PRICING

- Floating rates tied to LIBOR (ABLs and DFPLs)
- Fixed rates at a spread over treasuries (EF)

RISK-AVERSE CREDIT & UNDERWRITING STANDARDS

- We require a perfected first-security interest in or outright ownership of the underlying collateral
- Loans are structured as senior debt or as non-cancellable leases
- Transactions are re-underwritten in-house
- Underlying documentation reviewed by counsel

15

Non-Performing Loans(a)(b) / Total Loans(a) Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired (“PCI”) loans. Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest. Our non-performing loans at 12/31/16, 12/31/17, 12/31/18, 12/31/19, 12/31/20, and 12/31/21 exclude taxi medallion-related loans. Average NPLs/Total Loans NYCB: 0.49% S&P U.S. BMI Banks Index: 1.63% S&P U.S. BMI Banks Index NYCB Our asset quality in any credit cycle has consistently been better than our industry peers…

… and very few of our non-performing loans have resulted in actual losses. Net Charge-Offs / Average Loans Cumulative Total NYCB: 107 bp S&P U.S. BMI Banks Index: 2,445 bp The calculation of our net charge-offs to average loans excludes taxi medallion-related charge-offs of $59.6 million, $12.8 million, $10.2 million, $11.9 million, and $2 million for 2017, 2018, 2019, 2020, and 2021, respectively. S&P U.S. BMI Banks Index NYCB

Principal deferrals declined significantly during the fourth quarter.

Total deferrals have declined substantially since the start of the pandemic

COVID-related loans remain manageable.

(dollars in thousands)

	12/31/2021				9/30/2021				6/30/2021				3/31/2021				12/31/2020			
	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid
Multi-Family Special Mention	338,030	643,656	981,686	66%	342,693	803,560	1,146,253	70%	303,542	575,823	879,365	65%	205,931	669,161	875,091	76%	166,353	400,403	566,756	71%
Multi-Family Sub-Standard	114,008	496,038	610,046	81%	123,331	440,819	564,150	78%	83,659	533,150	616,809	86%	56,612	616,526	673,138	92%	54,998	394,560	449,558	88%
Multi-Family Total	452,039	1,139,694	1,591,732	72%	466,024	1,244,379	1,710,403	73%	387,201	1,108,972	1,496,174	74%	262,542	1,285,687	1,548,229	83%	221,351	794,963	1,016,313	78%
CRE Special Mention	123,613	519,738	643,350	81%	73,515	545,171	618,686	88%	37,268	644,440	681,708	95%	40,281	744,726	785,007	95%	19,980	617,121	637,101	97%
CRE Sub-Standard	34,117	147,033	181,150	81%	34,742	156,088	190,830	82%	41,031	184,083	225,114	82%	72,632	302,429	375,062	81%	62,324	252,094	314,418	80%
CRE Total	157,729	666,771	824,501	81%	108,257	701,259	809,517	87%	78,299	828,523	906,822	91%	112,913	1,047,155	1,160,068	90%	82,304	869,215	951,519	91%

	12/31/2021				9/30/2021				6/30/2021				3/31/2021				12/31/2020			
	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid	Non Covid	Covid*	Total	% Covid
MF/CRE Special Mention	461,643	1,163,394	1,625,037	72%	416,208	1,348,731	1,764,939	76%	340,810	1,220,263	1,561,073	78%	246,211	1,413,886	1,660,098	85%	186,332	1,017,524	1,203,856	85%
MF/CRE Sub-Standard	148,125	643,071	791,196	81%	158,073	596,907	754,981	79%	124,690	717,233	841,923	85%	129,244	918,956	1,048,200	88%	117,322	646,654	763,976	85%
MF/CRE Total	609,768	1,806,465	2,416,233	75%	574,281	1,945,638	2,519,920	77%	465,500	1,937,495	2,402,995	81%	375,455	2,332,842	2,708,298	86%	303,655	1,664,178	1,967,833	85%

MF/CRE Total Portfolio:	**$41,072,600**	**$39,353,036**	**$39,129,613**	**$39,169,178**	**$38,992,576**
MF/CRE Total Special Mention/Sub-Standard:	**$2,416,233**	**$2,519,920**	**$2,402,995**	**$2,708,298**	**$1,967,833**
% Special Mention and Sub-Standard:	**5.9%**	**6.4%**	**6.1%**	**6.9%**	**5.0%**

*includes all executed Covid Modification agreements

20

Efficiency Ratio Peer Group NYCB Highly Efficient Operator with Effective Business Model. Low Cost, Efficient Business Model Multi-family and CRE lending are both broker-driven, with the borrower paying fees to the mortgage brokerage firm Products and services are typically developed by third-party providers; their sales are a complementary source of revenues

Total Deposits: $35.1 bn Deposits at 12/31/21 Deposits – Significant Progress Made on Growing Core Deposits. Deposits generated through retail and commercial channels Loan-related deposits up 14% from December 31, 2020 to $4.0 billion CDs have declined to 24% of total deposits from 32% in the year-ago quarter Average cost of interest-bearing deposits is 0.34% Average deposits per branch of $160 million* Highlights: * Does not include 18 In-Store Branches.

Visit our website: ir.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: Investor Relations New York Community Bancorp, Inc. 102 Duffy Avenue Hicksville, NY 11801 For More Information

Appendix

Securities and Funding Composition Funds at 12/31/21 0.84% cost of funds Significant capacity given eligibility of multi-family loans Total Funding: $51.6 bn Entire portfolio is available for sale Consists primarily of GSE-related securities Overall yield is 2.28% 24% is variable rate Securities at 12/31/21 Total Securities: $5.8 bn

Experienced Management Team Thomas R. Cangemi Robert Wann John J. Pinto John Adams Chairman of the Board President & Chief Executive Officer Senior Executive Vice President & Chief Operating Officer Senior Executive Vice President & Chief Financial Officer Executive Vice President & Chief Lending Officer Mr. Cangemi was appointed President and Chief Executive Officer of New York Community Bancorp, Inc. on December 31, 2020 He was named Chairman of the Board of both the Company and the Bank on March 26, 2021 20 years of experience with NYCB; 29 years of banking experience Mr. Cangemi joined the Company on July 31, 2001 as Executive Vice President and Director of the Capital Markets Group, and was named Senior Executive Vice President on October 31, 2003 Previously, member of the SEC Professional Practices Group of KPMG Mr. Wann has been Chief Operating Officer since October 31, 2003 38 years of experience with NYCB; 38 years of banking experience Mr. Wann joined the Company in 1982 Named Comptroller in 1989 Appointed Chief Financial Officer in 1991 Mr. Pinto was appointed Chief Financial Officer of the Company on December 31, 2020 20 years of experience with NYCB; 27 years of banking experience Mr. Pinto joined the Company on July 31, 2001 in connection with the Richmond County merger, and served as Senior Vice President, and more recently First Senior Vice President, in the Capital Markets Group From 1993 to 1997, was a member the financial services group at Ernst & Young providing auditing and consulting services to financial institutions Mr. Adams was appointed Executive Vice President and Chief Lending Officer of the Company on January 1, 2020 21 years of experience with NYCB; 37 years of banking experience Previously served as Executive Vice President and Chief Credit Officer Joined the Company in 2000 in conjunction with its acquisition of Haven Bancorp, Inc.

While average stockholders’ equity, average assets, return on average assets, and return on average stockholders’ equity are financial measures that are recorded in accordance with U.S. generally accepted accounting principles ("GAAP"), average tangible stockholders’ equity, average tangible assets, return on average tangible assets, and return on average tangible stockholders’ equity are not. Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed in our SEC filings, earnings releases, and other investor communications, for the following reasons: Average tangible stockholders’ equity is an important indication of the Company’s ability to grow organically and through business combinations, as well as our ability to pay dividends and to engage in various capital management strategies. Returns on average tangible assets and average tangible stockholders’ equity are among the profitability measures considered by current and prospective investors, both independent of, and in comparison with, our peers. We calculate average tangible stockholders’ equity by subtracting from average stockholders’ equity the sum of our average goodwill and calculate average tangible assets by subtracting the same sum from our average assets. Average tangible stockholders’ equity, average tangible assets, and the related non-GAAP profitability measures should not be considered in isolation or as a substitute for average stockholders’ equity, average assets, or any other profitability or capital measure calculated in accordance with GAAP. Moreover, the manner in which we calculate these non-GAAP measures may differ from that of other companies reporting non-GAAP measures with similar names. The following table presents reconciliations of our average common stockholders’ equity and average tangible common stockholders’ equity, our average assets and average tangible assets, and the related GAAP and non-GAAP profitability measures for the three and twelve months ended December 31, 2021: (1) To calculate return on average assets for a period, we divide net income generated during that period by average assets recorded during that period. To calculate return on average tangible assets for a period, we divide net income by average tangible assets recorded during that period.   (2) To calculate return on average common stockholders’ equity for a period, we divide net income available to common shareholders generated during that period by average common stockholders’ equity recorded during that period. To calculate return on average tangible common stockholders’ equity for a period, we divide net income available to common shareholders generated during that period by average tangible common stockholders’ equity recorded during that period. Reconciliations of GAAP and Non-GAAP Measures (dollars in millions) For the Three Months Ended December 31, 2021 For the Twelve Months Ended December 31, 2021 Average common stockholders’ equity   $ 6,511 $ 6,431 Less: Average goodwill   (2,426) (2,426) Average tangible common stockholders’ equity   $ 4,085 $ 4,005   Average assets   $58,435 $57,546 Less: Average goodwill   (2,426) (2,426) Average tangible assets   $56,009 $55,120   Net income available to common shareholders (1)   $142 $563   GAAP: Return on average assets   1.03% 1.04% Return on average common stockholders’ equity   8.71 8.75 Non-GAAP: Return on average tangible assets (2)   1.11 1.12 Return on average tangible common stockholders’ equity (2)   14.37 14.61

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